UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-02409

THE MEXICO FUND, INC.

(Exact name of registrant as specified in charter)

6700 ALEXANDER BELL DRIVE, SUITE 200

COLUMBIA, MARYLAND 21046

(Address of principal executive offices) (Zip code)

Alberto Osorio

77 ARISTOTELES STREET, 3RD FLOOR

POLANCO D.F. 11560 MEXICO

(Name and address of agent for service)

Copies to: Douglas P. Dick

Dechert LLP

1900 K STREET, N.W.,

WASHINGTON, DC 20006

Registrant’s telephone number, including area code:            202-261-7941

Date of fiscal year end: October 31, 2019

Date of reporting period: October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.      Reports to Stockholders.

A copy of the Registrant’s annual report to stockholders for the period ending October 31, 2019 transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is provided below.

MANAGED DISTRIBUTION PLAN (“MDP”)
(Unaudited)

The Board of Directors (the “Board”) of The Mexico Fund, Inc. (the “Fund”) has declared a distribution of $0.25 per share to be paid on January 30, 2020, to stockholders of record as of January 23, 2020. The Board has ratified the continuation of the Fund’s MDP during 2020. With each distribution, the Fund will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Board may amend or terminate the MDP at any time without prior notice to stockholders. Since the implementation of the MDP in September 2008, the Fund has paid a total of $23.85 per share in cash distributions to stockholders. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

OPTIONAL INTERNET AVAILABILITY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”) will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund’s website and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report.

If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund or your financial intermediary electronically as described below under “Electronic Delivery of Fund Materials.”

You may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held with your financial intermediary. If you invest directly with the Fund, you can contact American Stock Transfer & Trust Company, LLC (“AST”) by phone at 1-877-573-4007 to request that you continue to receive paper copies of your Shareholder Reports.

The Mexico Fund, Inc. | 1

TABLE OF CONTENTS

2
The Fund’s Management

3
Annual Report Highlights

4
Letter to Stockholders

10
General Information

18
Schedule of Investments

20
Statement of Assets and Liabilities

21
Statement of Operations

22
Statement of Changes in Net Assets

23
Financial Highlights

24
Notes to Financial Statements

2 | The Mexico Fund, Inc.

THE FUND’S MANAGEMENT
(Unaudited)

Directors

Emilio Carrillo Gamboa—Chairman
Jonathan Davis Arzac
Edward Djerejian
Claudio X. González
Alberto Osorio
Jaime Serra Puche
Marc J. Shapiro

Officers

Alberto Osorio—President and Chief Executive Officer
Alberto Gómez Pimienta—Treasurer
Jorge Alamillo—Chief Compliance Officer
Douglas P. Dick—Secretary
Jean Michel Enriquez—Assistant Secretary

Investment Adviser

Impulsora del Fondo México, S.C.

Custodian

BBVA Bancomer, S.A.
Comerica Bank

Transfer Agent and Registrar

American Stock Transfer & Trust Company, LLC

Counsel

Dechert LLP

Creel, García-Cuéllar, Aiza y Enríquez, S.C.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

This report, including the financial statements herein, is transmitted to stockholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

The Mexico Fund, Inc. | 3

2019 ANNUAL REPORT

October 31, 2019 (Unaudited)

Highlights

•The Fund’s fiscal year 2019 ended on October 31, 2019.

•Mexico’s gross domestic product (“GDP”) grew 2.0% during 2018 and was flat during the first nine months of 2019, as compared with the same period of the previous year. Analysts surveyed by the Mexican Central Bank at the end of October estimate that Mexican GDP will grow 1.2% and 1.8% during 2020 and 2021, respectively.

•Despite healthy public finances, the three major credit agencies took negative actions on Mexico´s credit ratings. On June 5th, Fitch downgraded its credit rating from ‘BBB+’ to ‘BBB’ and revised its outlook to stable from negative, while both Standard and Poor´s and Moody´s lowered their outlook on Mexico´s debt from stable to negative in March and June, respectively, while maintaining their credit ratings at ‘BBB+’ and ‘A3’, respectively.

•During fiscal year 2019, the Fund’s NAV per share registered a total return1 of 5.31%, compared with a return of 6.83% registered by the Fund´s benchmark, the Morgan Stanley Capital International (“MSCI”) Mexico Index over the same period. Despite the slight underperformance during fiscal year 2019, the Fund´s NAV per share has outperformed its benchmark during the three-, five- and ten-year periods ended on October 31, 2019.

•During fiscal year 2019, the Fund’s market price per share registered a total return of 6.46%. As of October 31, 2019, the Fund’s market price and NAV per share were $13.42 and $15.36, respectively, reflecting a discount of 12.63%, compared with a discount of 12.81% at the end of fiscal year 2018.

•The Fund announced on March 12, 2019 that its Board of Directors (the “Board”) and its Investment Adviser, Impulsora del Fondo México, S.C. (“Impulsora”), jointly agreed to a significant reduction in Fund expenses to the extent necessary so that the Fund´s ordinary annual expense ratio does not exceed 1.50% beginning on April 1, 2019 through October 31, 2020, so long as Fund net assets remain greater than $200 million. As a result, the Fund´s expense ratio was reduced from 1.72% during the first six months of fiscal year 2019 to 1.50% in the second half of the year, for a total expense ratio of 1.61% during fiscal year 2019.

•The Fund has declared a distribution of $0.25 per share to be paid on January 30, 2020 to stockholders of record as of January 23, 2020.

1All performance figures included here take into account the reinvestment of distributions.

The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), that the Fund may purchase, from time to time, shares of its common stock in the open market.

4 | The Mexico Fund, Inc.

To Our Stockholders:

We present to you the Fund’s 2019 Annual Report for the year ended October 31, 2019. In this report, we summarize the period’s prevailing economic, political and market conditions in Mexico and outline the Fund’s investment strategy and resulting performance. We hope you find this report useful and informative.

Economic and Political Environment

The Mexican equity market registered positive returns during the Fund´s fiscal year ended on October 31, 2019. However, high uncertainty is present in global markets mainly due to tensions in trade negotiations between the United States and China and the unclear outlook of “Brexit”, where its deadline was extended by three months to January 31, 2020, while in respect to Mexico, the USMCA agreement is pending approval by the Congress of the United States and by the Parliament of Canada.

Mr. López Obrador formally took office on December 1, 2018. Highlights from his inaugural speech included: maintaining prudent debt levels and fiscal responsibility, preserving the autonomy of Mexico´s Central Bank (“Banxico”) and a floating exchange rate system and expressing a strong commitment to fight corruption, while renouncing tax increases during the first half of his mandate. During the first year of his administration, there has been fiscal discipline despite soft economic activity, while measures to combat corruption have been strengthened; however, some Government initiatives like renegotiating gas pipeline contracts with private companies and the cancelling of auctions related to the energy reform have negatively impacted the investment environment.

Public finances have taken a positive direction highlighted by an increase in the primary surplus (which excludes interest payments) from 0.6% of GDP in 2018 to budgeted amounts by the Government of 1.0% and 0.7% of GDP for 2019 and 2020, respectively. Despite stronger public finances, rating agencies have taken a negative stance toward Mexico´s credit ratings; on June 5th, Fitch downgraded Mexico´s credit rating from ‘BBB+’ to ‘BBB’ while it revised its outlook to stable from negative, due to increased risk of public finances from Pemex´s deteriorating credit profile and weakness in the macroeconomic perspective. In addition, both Standard and Poor´s and Moody´s lowered their outlook on Mexico´s debt from stable to negative in March and June, respectively, while maintaining their credit ratings at ‘BBB+’ and ‘A3’, respectively.

Pemex´s deteriorating operational and financial situation have resulted in a downgrade by Fitch´s credit rating from ‘BBB-’ to ‘BB+’ with a negative outlook. However, the Government has taken several measures in order to restore Pemex´s finances, including a capitalization and reduction of its tax burden. In addition, Pemex presented its 2019 – 2024 Business Plan which includes, among other things, an increase in investments to revert the fall in oil production with a focus on shallow waters and the incorporation of the private sector through services contracts.

On May 1, 2019, the President presented the National Development Plan for the period 2019-2024, which aims to encourage private investment (both national and foreign) and strengthen the domestic market through the creation of productive jobs and wage recovery, among other growth drivers.

During the first nine months of 2019, Mexico´s GDP was flat compared with the same period of the prior year. Weak investment and industrial activity and soft domestic consumption have affected economic growth. As a result, on July 2019, the Government announced certain actions to support the economy with an amount of Ps. $485 billion, with respect to the following items: infrastructure development, an increase in financing to support private investments and accelerating the timing of certain Government purchases originally scheduled for 2020.

(Unaudited)

The Mexico Fund, Inc. | 5

Regarding the USMCA trade agreement (the United States-Mexico-Canada Agreement), Mexico´s Senate ratified the agreement but it remains to be approved by the Congress of the United States and by the Parliament of Canada. In order to further support for the USMCA, Mexico´s Congress approved new labor reforms in April 2019 that strengthen workers’ rights, which are crucial for the ratification of the USMCA by the United States’ Congress.

Slower global economic activity has led major central banks to conduct their monetary policies in an expansionary mode. The U.S. Federal Reserve (“Fed”) began its easing cycle in July 2019 and has decreased its reference interest rate three times by 25 basis points each, for a total of 75 basis points, to set it at a range of between 1.50% and 1.75%. Banxico has also lowered its reference interest rate three times by 25 basis points each time since July 2019, for a total of 75 basis points, to a level of 7.50%. Finally, the European Central Bank reduced the interest rate on the deposit facility by 10 basis points to -0.50% and announced that it will restart its asset purchase program at a monthly pace of €20 billion beginning on November 1, 2019.

The Mexican peso appreciated 5.7% during the Fund´s fiscal year ended on October 31, 2019 to Ps. $19.23. Despite low GDP growth, the Mexican peso has shown resilience as sentiment towards the new Mexican Government has improved due to the factors mentioned above, while real interest rates remain attractive.

Mexican economists surveyed by Banxico at the end of October 2019 estimate GDP growth for 2020 and 2021 at 1.2% and 1.8%, respectively, with inflation at annual rates of 3.4% and 3.5%, respectively. Economists also expect the overnight interest rate to reach 6.7% and 6.4% by the end of 2020 and 2021, respectively.

Management Discussion of Fund Performance and
Portfolio Strategy

During fiscal year 2019, the Fund’s NAV per share registered a total return of 5.31%, while the MSCI Mexico Index registered a total return of 6.83%. The Fund’s market price registered a total return of 6.46% during the same period, resulting in a 12.63% discount to its NAV per share, lower than the Fund´s discount at the end of October 2018, which was 12.81%.

The Fund underperformed its benchmark, the MSCI Mexico Index, during fiscal year 2019, on a total return basis. However, the investment performance (excluding Fund expenses) was similar to the benchmark. In addition, the Fund´s NAV per share has outperformed its benchmark during the last three-, five- and ten-year periods ended on October 31, 2019, as presented in the table below, which shows the annualized performance1 of the Fund’s market price and NAV per share and the Fund’s benchmark, for periods ended October 31, 2019.

	Years (Annualized %) in USD
	One	Three	Five	Ten
MXF Market Price	6.46	-0.75	-6.90	4.58
MXF NAV	5.31	-2.03	-5.25	3.82
MSCI Mexico Index	6.83	-2.28	-6.19	2.09

Source: Impulsora del Fondo México, S.C.

1Performance figures take into account the reinvestment of distributions.

(Unaudited)

6 | The Mexico Fund, Inc.

The following table shows the annualized performance1 of the Fund’s market price and NAV per share and the Fund’s benchmark, measured in local currency, for the same periods.

	Years (Annualized %) in MXN
	One	Three	Five	Ten
MXF Market Price	0.67	-0.11	-0.05	8.59
MXF NAV	-0.41	-1.40	1.72	7.80
MSCI Mexico Index	1.02	-1.65	0.72	6.01

Source: Impulsora del Fondo México, S.C.

During fiscal year 2019, the Adviser increased the Fund´s position in the materials sectors due to significant income from exports and subsidiaries abroad based in hard currencies, combined with attractive valuations and the consumer discretionary sector by incorporating an issuer with solid growth prospects. On the other hand, the Adviser decreased the Fund´s exposure to the consumer staples and communications services sectors due to high relative valuations. In addition, the Adviser reduced the Fund´s position in the utilities sector due to concerns on gas pipeline contracts with the Government.

The following table shows the top five positive contributors to the performance of the Fund’s NAV relative to the MSCI Mexico Index during fiscal year 2019. The table is sorted according to the contribution of these issuers to the Fund’s outperformance relative to the MSCI Mexico Index and shows the issuers’ market price returns during the period. This fiscal year, the Fund benefited by having no exposure to Grupo Televisa. In addition, it benefited by strong share price increases in Grupo Aeroportuario del Centro Norte, La Comer, Corporación Inmobiliaria Vesta and Bolsa Mexicana de Valores, to which the Fund had overweight positions.

Top Five Contributors to Relative Performance vs the MSCI Mexico Index

Issuer	Industry	Return	Contribution to Relative Fund Performance	Average Over / Under Weight
Grupo Televisa	Media	-22.55%	1.17%	-3.83%
Grupo Aeroportuario del Centro Norte	Airports	37.36%	0.72%	2.12%
La Comer	Retail	31.01%	0.72%	2.54%
Corporación Inmobiliaria Vesta	Real Estate	42.99%	0.53%	1.53%
Bolsa Mexicana de Valores	Financial	52.82%	0.37%	0.36%

(Unaudited)

The Mexico Fund, Inc. | 7

The following table shows the top five detractors to the performance of the Fund’s NAV relative to the MSCI Mexico Index during fiscal year 2019 and shows their respective market price returns during the period. The Fund was affected by share price decreases in Ternium and Nemak, to which the Fund had overweight exposures, and double-digit share price increases in Fibra Uno, Wal-Mart de México and América Móvil, where the Fund had underweight positions.

Top Five Detractors from Relative Performance vs the MSCI Mexico Index

Issuer	Industry	Return	Contribution to Relative Fund Performance	Average Over / Under Weight
Ternium	Steel	-34.22%	-1.76%	4.42%
Fibra Uno	Real Estate	55.13%	-1.32%	-3.14%
Wal-Mart de México	Retail	22.58%	-0.99%	-4.34%
América Móvil	Communications	12.18%	-0.49%	-4.57%
Nemak	Auto Parts	-35.18%	-0.41%	1.00%

The following table shows the top five contributors to the Fund’s absolute performance during fiscal year 2019.

Top Five Contributors to Absolute Performance

Issuer	Industry	Return	Contribution to Absolute Fund Performance	Average NAV Weight
América Móvil	Communications	12.18%	1.68%	13.33%
Grupo México	Mining	22.71%	1.54%	6.18%
Wal-Mart de México	Retail	22.58%	1.16%	6.10%
Grupo Aeroportuario del Pacífico	Airports	35.49%	1.07%	3.35%
Kimberly-Clark de México	Retail	46.63%	0.83%	2.16%

The following table shows the top five detractors from the Fund’s absolute performance during fiscal year 2019.

Top Five Detractors from Absolute Performance

Issuer	Industry	Return	Contribution to Absolute Fund Performance	Average NAV Weight
Ternium	Steel	-34.22%	-1.76%	4.42%
Cemex	Building Materials	-23.70%	-1.00%	4.03%
Alfa	Holding Company	-14.06%	-0.65%	4.32%
Orbia	Chemical Products	-13.54%	-0.44%	4.22%
Nemak	Auto Parts	-35.18%	-0.41%	1.00%

(Unaudited)

8 | The Mexico Fund, Inc.

Portfolio Composition by Industry

During fiscal year 2019, a total of 7,431,026 Fund shares traded on all U.S. consolidated markets, resulting in a daily average value of shares traded of $400,212. Comparable closed-end funds2 investing outside the United States traded a daily average and median of $542,752 and $290,798, respectively, during the same period.

The average price-to-earnings ratio (“PER”) of the Mexican equity market at the end of October 2019 was 15.7 times, while the price-to-book value ratio was 1.9 times3. The market capitalization of the Bolsa at the end of October 2019 amounted to $400.3 billion. During the third quarter of calendar year 2019, financial statements of Mexican listed companies reported positive operational results, with revenues and EBITDA4 increasing 2.9% and 9.5%, respectively, supported by domestic consumption, the positive effect of income from exports and sales abroad when translated to local currency as the Mexican peso depreciated during the third quarter compared with the same period of the previous year and the implementation of IFRS 16 accounting standards, with its positive effect on reported EBITDA in relation to “long-term leases”. The Adviser will continue to identify companies with strong balance sheets, positive free cash flows, strong corporate governance policies, high quality management teams, attractive growth potential and proven business models that are expected to register positive long-term results under the current local and global macroeconomic scenario.

2 Sample of 20 Non-U.S. equity Closed End Funds (including the Fund).

3 Source: Impulsora del Fondo México, S.C. with figures provided by the Mexican Stock Exchange.

4 EBITDA refers to earnings before interest, taxes, depreciation and amortization.

(Unaudited)

The Mexico Fund, Inc. | 9

Expense Limitation Arrangement

During March 2019, the Board and Impulsora jointly agreed to a significant reduction in Fund expenses so that the Fund´s ordinary annual expense ratio does not exceed 1.50% beginning on April 1, 2019 through October 31, 2020, so long as Fund net assets remain greater than $200 million. As a result, total Fund expenses other than the Investment Advisory fee were reduced from $836,903 during the first half of fiscal year 2019 to $617,588 during the last six months of this fiscal year, and this amount was further reduced to $588,043 after deducting $29,545 waived by Impulsora. The total expense ratio of the Fund declined from 1.72% during the first six months of fiscal year 2019 to 1.50% during the second half of the year, for a total expense ratio of 1.61% during fiscal year 2019.

Distributions Under MDP

Under the MDP, the Fund pays quarterly distributions. Accordingly, the Board has declared a distribution of $0.25 per share, payable in cash on January 30, 2020 to stockholders of record as of January 23, 2020.

Final Comments

Mexican financial assets recovered during the Fund´s fiscal year ended on October 31, 2019. As mentioned above, the new Government has maintained and prioritized fiscal discipline while encouraging private investments. Although economic growth remains low, the Government has taken actions in order to reactivate the economy, which in combination with a shift in monetary policy to an expansionary mode, may support growth in the following months. However, significant challenges remain on a local and global perspective. Under the current scenario, your Fund has outperformed its benchmark during the last three-, five- and ten-year periods on a net asset value basis. We are confident that the current low valuations of Mexican equities, combined with the solid fundamentals of selected listed companies and the long-term strength of key economic variables in Mexico will continue to result in attractive investment opportunities in the Mexican equity market. We hope you find this report useful and informative, and we thank you for your continued confidence in the Fund.

Sincerely yours,

Alberto Osorio	Emilio Carrillo Gamboa
President and Chief Executive Officer	Chairman of the Board
December 10, 2019

(Unaudited)

10 | The Mexico Fund, Inc.

GENERAL INFORMATION

Directors’ and Officers’ Biographical Data (Unaudited)

Independent Directors

Name, Address and Age	Position(s) Held with the Fund*	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held by Director†
Emilio Carrillo Gamboa+ Campos Eliseos 400 Piso 16 Col. Lomas de Chapultepec 11000, Ciudad de México México Age: 82	Class III Director	Term expires 2020; Director 1981-1987 and since 2002.

Mr. Carrillo Gamboa is a prominent lawyer in Mexico with extensive business experience as partner of Bufete Carrillo Gamboa, S.C. since 1989. He was Mexico’s Ambassador to Canada and has also served or currently serves on the boards of several Mexican and U.S. companies.

None.
Jonathan Davis Arzac+ c/o Aristóteles 77, 3rd. Floor Col. Polanco 11560 Ciudad de México México Age: 67	Class III Director	Term expires 2020, Director since 2011.

Mr. Davis serves as Chairman of the Macquarie Mexican Infrastructure Fund and as Financial Expert to the Audit Committee of Vitro, S.A.B. de C.V. (glassmaker). From December 2000 to December 2006, Mr. Davis served as President of Mexico’s National Banking and Securities Commission. He has also served or currently serves on the boards of several Mexican companies.

None.
Claudio X. González+ c/o Aristóteles 77, 3rd Floor Col. Polanco 11560 Ciudad de México México Age: 85	Class II Director	Term expires 2022; Director since 1981.

Mr. González is Chairman of the Board of Kimberly-Clark de México, a consumer products company, since March 1973; he served as Chief Executive Officer of this company from March 1973 to March 2007. Mr. González was President of the Mexican Business Council and has served on the boards of directors of several prominent U.S. and Mexican companies.

None.

The Mexico Fund, Inc. | 11

GENERAL INFORMATION

Directors’ and Officers’ Biographical Data continued (Unaudited)

Independent Directors continued

Name, Address and Age	Position(s) Held with the Fund*	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held by Director†
Edward P. Djerejian+ 4899 Montrose Boulevard, Apartment 1413 Houston, TX 77006 Age: 80	Class II Director	Term expires 2022; Director since 2013.

Amb. Djerejian is the Director of the James A. Baker III Institute for Public Policy at Rice University since August 1994. He served as Chairman of the Board of Occidental Petroleum Corporation (2013 – 2015).

Director, Magnolia Oil & Gas.
Jaime Serra Puche+ Edificio Plaza Prolongación Paseo de la Reforma 600-103 Santa Fé Peña Blanca 01210 Ciudad de México México Age: 68	Class I	Term expires 2021; Director since 1997.

Dr. Serra is a Senior Partner of the law and economics consulting firm SAI Derecho & Economía, S.C. Dr. Serra is a former Secretary of Trade and Industry as well as former Secretary of Finance for Mexico. He was the minister in charge of negotiations for NAFTA and five other trade agreements. Dr. Serra has a Ph.D. in economics from Yale University and also serves as Co-Chairman of the President’s Council on International Activities of Yale University and as Chairman of the Board of the Mexican subsidiary of BBVA.

Director, Tenaris (tube producer).
Marc J. Shapiro+ 1780 S Post Oak Lane Houston, TX 77056 Age: 72	Class I	Term expires 2021; Director since 2006.	From 2003 to 2017, Mr. Shapiro served as Non-Executive Chairman of Chase Bank of Texas. Prior to that time, he was Vice Chairman of JPMorgan Chase (banking and financial services).	Director, Kimberly-Clark Corporation (consumer goods); Director, Weingarten Realty Investors (real estate investment); Director, Cadence Bancorp.

*There are no other funds in the Fund Complex.

+Audit Committee, Contract Review Committee, and Nominating and Corporate Governance Committee member. Member or alternate member of the Valuation Committee.

†The directorships required to be reported under this column are those held in a company with a class of securities (1) registered pursuant to Section 12 of the Exchange Act, (2) subject to the reporting requirements of Section 15(d) of the Exchange Act, or (3) registered as an investment company under the 1940 Act.

From time to time certain Directors of the Fund may also serve as directors or officers of companies held in the Fund’s portfolio. The Fund’s Directors are not involved in decisions to purchase or sell portfolio companies.

12 | The Mexico Fund, Inc.

GENERAL INFORMATION

Directors’ and Officers’ Biographical Data continued (Unaudited)

Interested Director

Name, Address and Age	Position(s) Held with the Fund*	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held by Director†
Alberto Osorio **+ Aristóteles 77, 3rd Floor Col. Polanco 11560 Ciudad de México México Age: 51	President and Chief Executive Officer Class II Director	Term expires 2019; Director since 2016.	Mr. Osorio currently serves as Director General and Chairman of the Board of the Fund’s investment adviser, Impulsora del Fondo México, S.C., where he is the controlling stockholder.	None.

*There are no other funds in the Fund Complex.

**Director is an “interested person” (as defined in the 1940 Act). Mr. Osorio is deemed to be an interested director by reason of his affiliation with the Investment Adviser.

+Member or alternate member of the Valuation Committee.

†The directorships required to be reported under this column are those held in a company with a class of securities (1) registered pursuant to Section 12 of the Exchange Act, (2) subject to the reporting requirements of Section 15(d) of the Exchange Act, or (3) registered as an investment company under the 1940 Act.

Officers Who Are Not Directors

Name, Address and Age	Position(s) Held with the Fund*	Term of Office and Length of Time Served+	Principal Occupation(s) During Past Five Years
Alberto Gómez Pimienta Aristóteles 77, 3rd Floor Col. Polanco 11560, Ciudad de México México Age: 53	Treasurer	Since March 2014.	Mr. Alberto Gómez Pimienta has served as Finance Director of the Fund’s investment adviser, Impulsora del Fondo México, S.C. since March 2014 and has been an employee of the Adviser since 2009.
	(formerly, Vice President of Operations)	From 2009 to March 2014.
Douglas P. Dick 1900 K Street, N.W. Washington, DC 20006 Age: 50	Secretary	Since December 2016	Partner of Dechert LLP, U.S. counsel to the Fund and the Independent Directors.
	(formerly, Assistant Secretary)	From 2015 to December 2016
Jorge Alamillo Aristóteles 77, 3rd Floor Col. Polanco 11560, Ciudad de México México Age: 61	Chief Compliance Officer	Since May 2015	Retired Deloitte Mexico Audit Partner.

The Mexico Fund, Inc. | 13

GENERAL INFORMATION

Directors’ and Officers’ Biographical Data concluded (Unaudited)

Officers Who Are Not Directors continued

Name, Address and Age	Position(s) Held with the Fund*	Term of Office and Length of Time Served+	Principal Occupation(s) During Past Five Years
Jean Michel Enriquez Torre Virreyes Pedregal 24, 24th floor Col. Molino del Rey 11040, Ciudad de México, México Age: 49	Assistant Secretary	Since June 2017	Partner of Creel, Gracía-Cuéllar, Aiza y Enriquez, S.C.

*There are no other funds in the Fund Complex.

+Officers of the Fund are appointed by the directors and serve at the pleasure of the Board.

14 | The Mexico Fund, Inc.

GENERAL INFORMATION continued (Unaudited)

Concentration Policy

The Fund has adopted a concentration policy, as permitted by the 1940 Act, that allows it to concentrate its investments in any industry or group of industries beyond 25% of the Fund’s assets if, at the time of investment, such industry represents 20% or more of the IPC Index; provided, however, that the Fund will not exceed the IPC Index concentration by more than 5%. At the end of October 2019, no industry group represented 20% or more of the value of the securities included in the IPC Index.

Proxy Voting

Information about how the Fund voted proxies during the twelve-month period ended June 30 will be available, without charge, upon request by calling collect Mr. Alberto Gómez Pimienta, or on the SEC’s website at www.sec.gov. The Fund’s and its Investment Adviser’s proxy voting policies and procedures are available on the Fund’s website, www.themexicofund.com under the heading “Corporate Governance”, on the SEC’s website at www.sec.gov, or without charge, upon request, by calling Mr. Alberto Gómez Pimienta. Mr. Gómez Pimienta can be contacted at (+52 55) 9138-3350, during Mexico City business hours (10:00 am to 3:00 pm and 5:00 to 7:00 pm ET).

How to Obtain More Information About the Fund

The Fund’s semi-annual and annual reports and proxy statements are published on the Fund’s website, www.themexicofund.com, under the section captioned “Publications.”

Stockholders will receive printed versions of these documents unless they have consented to receiving them electronically (see below). Stockholders who are recordholders of Fund shares and who wish to receive public reports and press releases regarding the Fund by e-mail should log in to their accounts with American Stock Transfer & Trust Company, LLC (“AST”) at www.amstock.com and consent to electronic delivery.

The Fund publishes a Monthly Summary Report containing information about the Fund’s performance and portfolio composition. The Monthly Summary Reports are distributed via e-mail to interested investors, made available on the Fund’s website, and filed with the SEC on Form 8-K.

Stockholders with questions about the Fund may contact Mr. Alberto Gómez Pimienta, the Fund’s Treasurer, at (+52 55) 9138-3350 between 10:00 am and 3:00 pm ET, and between 5:00 pm and 7:00 pm ET. If you prefer to contact the Fund via e-mail, please direct your e-mail inquiries to investor-relations@themexicofund.com.

Please visit our website for daily information on the Fund’s NAV and market price per share. The Fund’s NYSE trading symbol is MXF.

Electronic Delivery of Fund Materials

We encourage our stockholders to receive Fund materials via e-mail in order to save on printing expenses and contribute to saving the environment. Please inform your broker about your preference for electronic delivery (if you are holding your shares in street name) or if you are a recordholder of Fund shares, by logging in to your AST account at www.amstock.com and consenting to electronically receive Fund materials.

The Mexico Fund, Inc. | 15

GENERAL INFORMATION continued (Unaudited)

OPEN MARKET REPURCHASES

Under the Fund’s open market share repurchase policy, the Fund may repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price that is at a discount of at least 10% to NAV. During fiscal year 2019, the Fund did not repurchase Fund shares in the open market.

Distribution Reinvestment and Stock Purchase Plan

The Fund’s Distribution Reinvestment and Stock Purchase Plan (the “Plan”) provides a convenient way to increase your holdings in the common stock of the Fund through the reinvestment of distributions paid by the Fund. The Plan includes the following:

(1)Voluntary Stock Purchase Option. All registered stockholders (regardless of whether they are Plan participants) can make monthly voluntary cash investments in Fund shares through AST (the “Plan Agent”). The minimum investment for a voluntary cash investment is $25.00; you may vary the amount of your investment as long as it equals or exceeds this $25.00 minimum. There is a fixed transaction fee of $2.50 and a $0.10 per share commission for this service. Optional cash payments can be made online or by mail, as described further in the enclosed brochure. Stockholders can also authorize AST to make automatic withdrawals from a bank account.

(2)Clarification Regarding Reinvestment of Distributions. Distributions received through the Fund’s MDP can be reinvested directly in additional Fund shares, regardless of the character of such distributions for accounting and tax reporting purposes.

(3)Online Enrollment in the Plan. As an alternative to mailing an authorization card to AST, stockholders may enroll in the Plan through AST’s website at www.amstock.com. To have distributions reinvested, stockholder authorization must be received by AST by the record date for a given distribution.

(4)Withdrawal from the Plan. Stockholders may withdraw from the Plan by notifying AST. If a request for withdrawal is received by AST more than three (3) business days before a distribution payment date that distribution will be paid out in cash.

(5)Amendment of Plan. The Fund reserves the right to amend or supplement the Plan at any time, but only by mailing to participants appropriate written notice at least thirty (30) days prior to the effective date thereof, except when necessary to comply with applicable laws or the rules or policies of the SEC or other regulatory authority.

The Plan brochure can be accessed through AST’s or the Fund’s website, at www.amstock.com or www.themexicofund.com. If you have any questions, please contact AST at 1-877-573-4007 or 1-718-921-8124. You may also contact AST via mail at:

American Stock Transfer & Trust Company, LLC

Attention: Plan Administration Department

PO Box 922

Wall Street Station

New York, NY 10269-0560

16 | The Mexico Fund, Inc.

GENERAL INFORMATION continued (Unaudited)

If you are a Fund shareholder of record, you may enroll in the Plan by mail or online at www.amstock.com. Please contact AST for further information or to request an authorization card for enrollment. If your shares are held in nominee or “street name” through a broker, bank or other nominee who does not provide an automatic reinvestment service and you wish to have distributions reinvested in shares of the Fund, you must notify such nominee and request that the change be made on your behalf or that your shares be re-registered in your own name.

You may withdraw from the Plan, without penalty, at any time by notice to AST. If your request to withdraw from the Plan is received more than three business days before any distribution payment date, then that distribution will be paid out in cash. If your request to withdraw from the Plan is received less than three business days prior to any distribution payment date, then that distribution will be reinvested. However, all subsequent distributions would be paid out in cash on all balances.

Should you choose to withdraw any shares from the Plan or discontinue your participation in the Plan, you will receive a certificate or certificates for the appropriate number of full shares, along with a check in payment for any fractional share interest you may have. The payment for the fractional shares will be valued at the market price of the Fund’s shares on the date your termination is effective. In lieu of receiving a certificate, you may request the Plan Agent to sell part or all of your shares at market price and remit the proceeds to you, net of any brokerage commissions.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of common stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Board (the valuation date), the market price of the common stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of common stock, the Plan Agent will invest the distribution in newly issued shares of common stock, which will be valued at the greater of the NAV per share or the current market price on the valuation date. If on the valuation date, the market price of the common stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy common stock in the open market. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If you have any questions concerning the Plan or would like a hard copy of the Plan brochure, please contact AST using the contact information listed above.

NEW YORK STOCK EXCHANGE CERTIFICATIONS

The Fund is listed on the New York Stock Exchange (the “NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the NYSE. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s President and Treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s semi-annual report on Form N-CSR, which included a copy of the semi-annual report along with other information about the Fund. After the Fund’s 2019 annual meeting of stockholders, it filed an annual certification with the NYSE stating that its President was unaware of any violation of the NYSE’s Corporate Governance listing standards.

The Mexico Fund, Inc. | 17

GENERAL INFORMATION concluded (Unaudited)

Cost Basis Information

Beginning with the 2012 calendar year, the Fund is required to report to shareholders of record and the Internal Revenue Service, annually on Form 1099-B, not only the gross proceeds of Fund shares sold, but also their cost basis, for shares purchased or acquired on or after January 1, 2012. Cost basis will be reported using the Fund’s default method of first-in-first-out (“FIFO”), unless the shareholder of record instructs the Fund to use an average cost method for their shares purchased or acquired on or after January 1, 2012. Alternatively, a shareholder can generally supply instructions for specific lot identification for a given transaction.

If your Fund shares are registered in your name and you wish to elect an average cost method rather than the default method of FIFO, you may do so by downloading a form that is available on the Fund’s website, www.themexicofund.com, under the section “Services”, and mailing it to the Fund’s Transfer Agent at the address indicated on the form. If you hold Fund shares through a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you wish to supply instructions for specific lot identification for shares purchased or acquired on or after January 1, 2012, please contact the Fund’s Transfer Agent at (800) 937-5449.

18 | The Mexico Fund, Inc.

Shares Held		Value (Note 1)	Percent of Net Assets
	COMMON STOCK - 97.96%
	Airports
800,000	Grupo Aeroportuario del Pacífico, S.A.B. de C.V. Series B	$8,388,828	3.64%
250,000	Grupo Aeroportuario del Sureste, S.A.B. de C.V. Series B	4,100,202	1.78
800,000	Grupo Aeroportuario del Centro Norte, S.A.B. de C.V. Series B	5,547,491	2.41
		18,036,521	7.83
	Auto Parts
4,386,986	Nemak, S.A.B. de C.V. Series A	1,950,207	0.85

	Beverages
620,000	Arca Continental, S.A.B. de C.V.	3,464,395	1.50
2,100,000	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	18,638,084	8.09
		22,102,479	9.59
	Building Materials
24,000,000	Cemex, S.A.B. de C.V. Series CPO	9,021,900	3.91
2,859,000	Elementia, S.A.B. de C.V. (a)	1,308,113	0.57
1,000,000	Grupo Cementos de Chihuahua, S.A.B. de C.V.	5,590,853	2.43
		15,920,866	6.91
	Chemical Products
4,000,000	Alpek, S.A.B. de C.V. Series A	4,309,215	1.87
5,600,000	Orbia Advance Corporation, S.A.B. de C.V.	12,086,184	5.24
		16,395,399	7.11
	Construction and Infrastructure
425,000	Promotora y Operadora de Infraestructura, S.A.B. de C.V.	3,931,977	1.71

	Consumer Products
2,500,000	Kimberly-Clark de México, S.A.B. de C.V. Series A (b)	5,042,063	2.19

	Energy
456,112	Infraestructura Energética Nova, S.A.B de C.V. (a)	2,016,472	0.87

	Financial Groups
4,800,000	Banco Santander México, S.A. Institución de Banca Múltiple, Grupo Financiero Santander. Series B	6,446,353	2.80
3,620,409	Grupo Financiero Banorte, S.A.B. de C.V. Series O	19,764,935	8.57
		26,211,288	11.37
	Food
500,000	Gruma, S.A.B. de C.V. Series B	5,247,437	2.28

	Holding Companies
10,500,000	Alfa, S.A.B. de C.V. Series A (b)	9,106,129	3.95

	Mining
5,600,000	Grupo México, S.A.B. de C.V. Series B (b)	14,753,239	6.40
190,000	Industrias Peñoles, S.A.B. de C.V.	2,280,411	0.99
		17,033,650	7.39
	Railroad
5,300,000	Gméxico Transportes, S.A.B. de C.V.	$7,079,269	3.07%

SCHEDULE OF INVESTMENTS
as of October 31, 2019

The Mexico Fund, Inc. | 19

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
as of October 31, 2019 concluded

Shares Held		Value (Note 1)	Percent of Net Assets
	Real Estate
2,295,000	Corporación Inmobiliaria Vesta, S.A.B. de C.V.	3,829,137	1.66

	Restaurants
1,800,000	Alsea, S.A.B. de C.V. (a)	4,802,945	2.08

	Retail
230,000	El Puerto de Liverpool, S.A.B. de C.V. Series C-1	1,172,171	0.51
5,200,000	La Comer, S.A.B. de C.V. Series UBC (a)	7,094,399	3.08
4,500,000	Wal-Mart de México, S.A.B. de C.V.	13,507,113	5.86
		21,773,683	9.45
	Steel
500,000	Ternium, S.A. ADR	9,994,957	4.34

	Telecommunications Services
40,000,000	América Móvil, S.A.B. de C.V. Series L	31,695,194	13.75
5,500,000	Telesites, S.A.B. de C.V. Series B-1 (a)	3,597,425	1.56
		35,292,619	15.31
	Total Common Stock (Identified cost - $290,918,413)	$225,767,098	97.96%

Principal Amount		Value (Note 1)	Percent of Net Assets
	SHORT-TERM SECURITIES – 2.19%
	Repurchase Agreements
$984,247	BBVA Bancomer, S.A., 7.75%, dated 10/31/19, due 11/1/19 repurchase price $984,459 collateralized by Bondes (Bonds issued by the Mexican Government), interest rate 7.80% (c), due 3/17/22. Value of collateral $994,112.	$984,247	0.43%
	Time Deposits
$4,055,876	Comerica Bank, 1.43%, dated 10/31/19, due 11/1/19	4,055,876	1.76
	Total Short-Term Securities (Identified cost - $5,040,123)	$5,040,123	2.19%
	Total Investments (Identified cost - $295,958,536)	230,807,221	100.15
	Liabilities in Excess of Other Assets	(337,521)	(0.15)
	Net Assets Equivalent to $15.36 per share on 15,005,224 shares of capital stock outstanding.	$230,469,700	100.00%

(a)Shares of these securities are currently non-income producing. Equity investments that have not paid distributions within the last twelve months are considered to be non-income producing.

(b)A member of the Board also serves as a member of the company’s board of directors.

(c)Floating rate security. Rate shown is the rate in effect as of October 31, 2019.

ADR – American Depositary Receipt

20 | The Mexico Fund, Inc.

See Notes to Financial Statements.

Assets:
Investments:
Securities, at value:
Equity Securities (identified cost - $290,918,413)	$225,767,098
Short term securities (identified cost - $5,040,123)	5,040,123
Total investments (identified cost - $295,958,536)	$230,807,221
Interest receivable	8,358
Prepaid expenses	30,395
Total assets	230,845,974
Liabilities:
Payable to Investment Adviser (Notes 2, 3 and 4)	215,729
Accrued expenses and other liabilities	160,545
Total liabilities	376,274
Net Assets - Equivalent to $15.36 per share on 15,005,224 shares of capital stock outstanding (Note 7)	$230,469,700
Composition of Net Assets:
Common Stock	$15,005,224
Additional paid-in capital	280,626,868
Total distributable earnings	(65,162,392)
$230,469,700

STATEMENT OF ASSETS AND LIABILITIES

as of October 31, 2019

The Mexico Fund, Inc. | 21

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the year ended October 31, 2019

Net Investment Income:
Income:
Dividends(a)	$7,664,200
Interest	436,697
Total income	$8,100,897
Expenses:
Investment advisory fee	2,326,360
Administrative services	383,922
Directors’ fees	301,226
Legal fees	232,223
Audit and tax fees	126,600
Printing, distribution and mailing of stockholder reports	102,114
Directors’ and Officers’ expenses	71,834
Insurance	47,785
Custodian fees	39,734
Stockholders’ information	34,887
Chief Compliance Officer fees	31,927
Stock exchange fees	25,000
Transfer agent and dividend disbursement fees	21,600
Miscellaneous	35,639
Operating expenses	3,780,851
Waiver of fees from Investment Adviser	(29,545)
Net Operating expenses	3,751,306
Net investment income	4,349,591
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments	3,240,124
Net realized loss from foreign currency transactions	(121,185)
Net realized gain on investments and foreign currency transactions	3,118,939
Increase in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency:
Increase in net unrealized appreciation on investments	4,842,947
Increase in net unrealized appreciation on translation of assets and liabilities in foreign currency	93,800
Increase in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency	4,936,747
Net Increase in Net Assets Resulting from Operations	$12,405,277

(a)Net of withholding taxes of $276,679.

22 | The Mexico Fund, Inc.

See Notes to Financial Statements.

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,349,591	$2,183,446
Net realized gain on investments and foreign currency transactions	3,118,939	5,124,092
Increase (decrease) in net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currency	4,936,747	(34,261,305)
Net increase (decrease) in net assets resulting from operations	12,405,277	(26,953,767)
Distributions paid	(7,509,136)	(3,235,627)
Return of capital (Note 1)	(7,496,088)	(6,969,001)
	(2,599,947)	(37,158,395)
From Capital Share Transactions:
Repurchase of stock (Note 6)	—	(328,336)
	—	(328,336)
Total decrease in net assets	(2,599,947)	(37,486,731)
Net Assets:
Beginning of year	233,069,647	270,556,378
End of year	$230,469,700	$233,069,647

STATEMENT OF CHANGES IN NET ASSETS

The Mexico Fund, Inc. | 23

See Notes to Financial Statements.

	For the Year Ended October 31,
	2019	2018	2017	2016		2015
Per Share Operating Performance:
Net asset value, beginning of year	$15.53	$18.01	$18.57	$20.66		$26.67
Net investment income(a)	0.29	0.14	0.21	0.17	(d)	0.09
Net gain (loss) on investments and translation of foreign currency(a)	0.54	(1.94)	(0.24)	(1.21)		(3.91)
Total from investment operations	0.83	(1.80)	(0.03)	(1.04)		(3.82)
Less Dividends and Distributions:
Dividends to stockholders from net investment income	(0.28)	(0.11)	(0.19)	(0.07)		(0.04)
Distributions to stockholders from net realized gain on investments	(0.22)	(0.10)	—	(0.18)		(2.16)
Tax return of capital	(0.50)	(0.47)	(0.34)	(0.80)		—
Total dividends and distributions	(1.00)	(0.68)	(0.53)	(1.05)		(2.20)
Capital Share Transactions:
Anti-dilutive effect from repurchase of Fund stock	—	0.00 (b)	0.00 (b)	0.00	(b)	0.01
Anti-dilutive effect from issuance of Fund stock	—	—	—	—		—
Total capital share transactions	—	—	—	—		0.01
Net asset value, end of period	$15.36	$15.53	$18.01	$18.57		$20.66
Market value per share, end of period	$13.42	$13.54	$15.82	$16.27		$18.33
Total investment return based on market value per share(c)	6.46%	(10.69%)	0.52%	(5.46%)		(24.33%)
Ratios to Average Net Assets:
Expenses	1.61%	1.62%	1.59%	1.74%		1.59%
Net investment income	1.87%	0.80%	1.16%	0.91	%(d)	0.45%
Supplemental Data:
Net assets at end of period (in 000’s)	$230,470	$233,070	$270,556	$279,020		$311,174
Portfolio turnover rate	18.13%	31.30%	31.40%	19.00%		16.52%

(a)Amounts were computed based on average shares outstanding during the period.

(b)Amounts round to less than $0.01.

(c)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the last business day of each year reported. Dividends and distributions, if any, are assumed to be reinvested in accordance with the Fund’s Distribution Reinvestment and Stock Purchase Plan.

(d)Reflects income from a corporate action from one of the Fund’s holdings recognized during the year. Had the Fund not recognized the income, the net investment income per share would have been $0.05 and the net investment income ratio would have been 0.28%.

FINANCIAL HIGHLIGHTS

24 | The Mexico Fund, Inc.

1. Operations and Significant Accounting Policies:

The Mexico Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end non-diversified management investment company. The investment objective of the Fund is to seek long-term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

The following is a summary of significant accounting policies followed by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

On October 17, 2018, the Securities and Exchange Commission (“SEC”) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the year ended October 31, 2019.

Valuation of investments — Investments in equities are valued at the closing price reported by the stock exchange (Bolsa, Biva, Nasdaq or NYSE) where the security is primarily traded. Short-term securities with remaining maturities of less than 60 days at the time of purchase are carried at amortized cost, which approximates fair value. All other securities are valued in accordance with methods determined by the Board of Directors (the “Board”). If the Board believes that the price of a security obtained under the Fund’s valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes to accurately reflect fair value.

GAAP establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•Level 1 — quoted prices in active markets for identical securities

•Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

NOTES TO FINANCIAL STATEMENTS
October 31, 2019

The Mexico Fund, Inc. | 25

NOTES TO FINANCIAL STATEMENTS
October 31, 2019 continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

The following is a summary of the inputs used as of October 31, 2019, in valuing the Fund’s investments in securities:

Valuation Inputs	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
ASSETS:
Investments in Securities:
Equity Investments(a)	$ 225,767,098	—	—	$ 225,767,098
Short Term Investments(b)	—	$ 5,040,123	—	$5,040,123
—
Total Investments in Securities	$ 225,767,098	$ 5,040,123	—	$ 230,807,221

(a)For detailed industry descriptions, see the accompanying Schedule of Investments

(b)These assets consist of time deposits and repurchase agreements with maturities of one business day. They are classified as Level 2 solely as a result of the Fund’s valuation technique for short-term investments, using amortized cost which approximates fair value, instead of quoted prices in active markets, and thereby may not present any higher risk than Level 1 assets.

Security transactions and investment income - Security transactions are recorded on the date on which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

Foreign Currency - The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at October 31, 2019 was Ps. $19.2332 to $1.00.

The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange for cash, payment of services or non-functional currency denominated assets; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amount actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

26 | The Mexico Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
October 31, 2019 continued

Repurchase Agreements - The Fund enters into repurchase agreements with approved institutions. The Fund’s repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and Impulsora del Fondo México S.C., the Fund’s investment adviser (the “Adviser”), monitors the credit standing of repurchase agreement counterparties. It is the Fund’s policy that the fair value of the collateral be at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Realized gains and losses on investments - Realized gains and losses on investments are determined on the identified cost basis.

Foreign Taxes – The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based on its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Under the Mexican tax law, gains realized on sales of securities listed on the Mexican Stock Exchange are subject to a 10% income tax payment for non-residents of Mexico. However, non-resident sellers that reside in a country with which Mexico has in effect a tax treaty (such as the United States), and that are eligible for the benefits of such tax treaty, are generally exempt from such tax. The Fund, as an investment company organized in the United States, is claiming eligibility for the benefits of such tax treaty. Therefore, the Fund believes that it should be exempt from such tax on realized gains, and no such tax is being recognized or paid by the Fund.

The Mexican tax law also includes a 10% income tax withholding on dividends distributed by companies to non-residents of Mexico, which applies to profits generated since 2014. As a result, the Fund expects that the amount of taxes withheld on dividends the Fund earns will continue to increase as investee companies pay dividends from profits generated since 2014. During the year ended October 31, 2019, the amount of such tax withholdings was $276,679.

Income Taxes - No provision has been made for U.S. income or excise taxes for the year ended October 31, 2019 on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the “Code”), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its stockholders.

GAAP prescribes the minimum recognition threshold a tax position must meet before being recognized in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by the Internal Revenue Service. An assessment of the Fund’s tax positions has been made and it has been determined that there is no liability for unrecognized tax benefits that should be recorded relating to uncertain tax positions taken on returns filed for open tax years.

Each of the Fund’s federal income tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefit will change materially in the next 12 months.

Dividends to stockholders - Cash dividends are recorded by the Fund on the ex-dividend date.

The Mexico Fund, Inc. | 27

NOTES TO FINANCIAL STATEMENTS
October 31, 2019 continued

A tax return of capital generally occurs when distributions exceed current and accumulated tax earnings and profits. The Fund had earnings and profits for the year ended October 31, 2019 that were lower than the distributions made to stockholders. This has had the effect of characterizing a portion of the Fund´s distributions as a tax return of capital.

Risks of Investment in Mexican Securities - Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) lesser liquidity and smaller market capitalization of the Mexican securities markets, (2) currency fluctuations, (3) higher rates of inflation and domestic interest rates and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

The Mexican Stock Exchange is a concentrated market. A large percentage of the value of the Mexican securities market is currently represented by certain industry sectors, in particular, the communications industry. Also, a certain individual has a controlling interest in companies representing approximately 19.20% of the market capitalization of the Mexican Stock Exchange. As of October 31, 2019, the Fund held investments representing 15.31% of its net assets in two of these companies (América Móvil and Telesites). The value of the Mexican Stock Exchange may be subject to greater volatility than markets that are less concentrated. Any factors or events which impact this individual could have negative repercussions for the issuers in which he holds a controlling interest, including certain Fund investments and the Mexican Stock Exchange as a whole.

2. Investment Advisory Agreement:

The Fund has a management contract (the “Agreement”) with the Adviser, a Mexican company registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund’s stated investment policies. Under the terms of the Agreement, the Fund pays the Adviser a monthly fee (the “Base Fee”) at the annual rate of 1.00% on the first $200 million of average daily net assets, 0.90% on the excess over $200 million up to $400 million, 0.80% on the excess over $400 million up to $600 million, 0.70% on the excess over $600 million up to $800 million and 0.60% on the excess over $800 million.

Under the terms of the Agreement, a performance component of the Advisory fee was implemented effective on April 1, 2015. The performance component is based on the performance of the Fund relative to the MSCI Mexico Index (the “Index”). A performance adjustment factor will be applied to the Base Fee that will either increase or decrease the Base Fee, depending on how the Fund’s NAV performs relative to the MSCI Mexico Index over a trailing 12-month period. The performance adjustment factor is to be applied daily; it is applied to the average net assets of the Fund over the trailing 12-month period. The resulting dollar figure will be added to or subtracted from the Base Fee depending on whether the Fund experienced better or worse performance than the MSCI Mexico Index. The performance adjustment factor shall be equal to 0.025% per percentage point that the investment performance of the Fund exceeds or trails the investment record of the Index by 2 percentage points during the trailing 12-month period ending on the last business day of the prior month. The maximum performance adjustment factor is 0.20%. Accordingly, if the investment performance of the Fund exceeds or trails the investment record of the Index by 10 percentage points during the trailing 12-month period ending on the last business day of the prior month, the performance factor for the month following that 12-month period will be 0.20%.

For the year ended October 31, 2019 the accumulated Base Fee of $2,296,466 was increased by $29,894 due to the performance component, resulting in a total advisory fee of $2,326,360.

28 | The Mexico Fund, Inc.

3. Fund Services Agreement:

The Fund has entered into a Fund Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including among other activities, the determination and publication of the NAV of the Fund, the maintenance of the Fund’s books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The Fund pays the Adviser a monthly fee at the annual rate of 0.11% on the first $600 million of average daily net assets, and 0.09% on the excess over $600 million. For the year ended October 31, 2018 and the five months ended March 31, 2019, the fee was not lower than the annual amount of $450,000 or $8.7 million Mexican pesos, whichever was less. Starting on April 1, 2019, the fee will not be lower than the annual amount of $337,500 or $7.0 million Mexican pesos, whichever is less. For the year ended October 31, 2019, the Adviser received $381,910 under the Fund Services Agreement.

4. Expense Limitation Agreement:

The Fund has entered into an Expense Limitation Agreement with the Adviser, which provides that Impulsora will waive fees and/or reimburse expenses (excluding amounts payable via the performance adjustment factor under the Investment Advisory Agreement, taxes, interest, brokerage fees, extraordinary expenses (including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings) and any other expenses not incurred in the ordinary course of the Fund’s business (including, without limitation, costs incurred in connection with any tender offer, rights offering or shelf registration statement) to the extent necessary so that the Fund´s ordinary annual expense ratio does not exceed 1.50% beginning on April 1, 2019 through October 31, 2020, so long as Fund net assets remain greater than $200 million. In consideration of the Adviser’s agreement to waive fees and/or reimburse expenses, the Fund has agreed to repay the Adviser in the amount of any waived fees and/or Fund expenses reimbursed subject to certain conditions. Specifically, such repayment shall be made monthly, but only if the operating expenses of the Fund (exclusive of any of the excluded expenses described above), without regard to such repayment, are at an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than 1.50%. Furthermore, the amount of prior fees waived or expenses reimbursed to be paid by the Fund in any month shall be limited so that the sum of: (a) the amount of such payment and (b) the other operating expenses of the Fund (exclusive of any of the excluded expenses described above) do not exceed the annual rate (as a percentage of the average daily net assets of the Fund) of 1.50%. Prior fees waived or expenses reimbursed to be paid by the Fund with respect to any fiscal year of the Fund shall not be payable by the Fund to the extent that the amounts payable by the Fund pursuant to the foregoing during the period ending three years after the end of the month in which the Adviser incurred the expense are not sufficient to pay such fees and/or expenses. For the year ended October 31, 2019 (of which the Expense Limitation Agreement was in effect for seven months), a net of $29,545 of fees were waived by the Adviser. The expense ratio during these months was 1.5209% before the waiver, and 1.4991% after the waiver was applied.

NOTES TO FINANCIAL STATEMENTS
October 31, 2019 continued

The Mexico Fund, Inc. | 29

5. Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2019 were as follows:

Purchases
Common Stock	$40,321,190
Total Purchases	$40,321,190

Proceeds from Investments Sold
Common Stock	$50,263,333
Total Sales	$50,263,333

6. Capital Stock:

At October 31, 2019, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 15,005,224 shares were outstanding.

The Fund offers a Distribution Reinvestment and Stock Purchase Plan (the “Plan”) to its stockholders. Fund stockholders are automatically enrolled as participants in the Plan unless they notify the Fund’s transfer agent otherwise. During the year ended October 31, 2019, the Fund did not issue shares under the Plan.

The Board has authorized the Fund to repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price that is at a discount of at least 10% to NAV. During the year ended October 31, 2019, the Fund did not repurchase Fund shares in the open market.

7. Distributions to Stockholders and Income Taxes:

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses.

The Fund may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Fund’s NAV. Any such reclassifications are not reflected in the financial highlights.

On August 12, 2008, the Fund received authorization from the SEC that permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, the Board approved the implementation of a MDP to make quarterly cash distributions to stockholders. Under the MDP, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid in capital. On September 21, 2018, the Board authorized to increase the quarterly distributions from $0.15 per share to $0.25 per share under the Fund´s MDP.

NOTES TO FINANCIAL STATEMENTS
October 31, 2019 continued

30 | The Mexico Fund, Inc.

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$5,388,612	$2,177,785
Long term capital gains	2,120,524	1,057,842
Return of capital	7,496,088	6,969,001
Total distributions paid	$15,005,224	$10,204,628

As of October 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Net long-term capital gains	$0
Undistributed ordinary income	0
Unrealized depreciation	(65,162,392)
Total accumulated deficit	$(65,162,392)

As of October 31, 2019, the cost of investments for federal income tax purposes was $295,999,542. Gross unrealized appreciation of investments was $8,184,275 and gross unrealized depreciation of investments was $73,376,185, resulting in net unrealized depreciation on investments of $65,191,910 excluding foreign currency transactions. The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to wash sale loss deferrals.

8. Commitments and Contingencies:

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties or provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS
October 31, 2019 concluded

The Mexico Fund, Inc. | 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
The Mexico Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Mexico Fund, Inc. (the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 10, 2019

We have served as the auditor of the Fund since 2002.

32 | The Mexico Fund, Inc.

TAX INFORMATION

(Unaudited)

In order to meet certain requirements of the Code, we are advising you that the Fund designates $160,098 as long-term capital gain distributions made during the fiscal year ended October 31, 2019, subject to the applicable capital gains tax rate. Of this amount $0 was attributable to gains from the fiscal year ended October 31, 2018.

Under Section 854(b)(2) of the Code, the Fund designates 100% of the ordinary income dividends as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2017. The information reported herein may differ from the information and distributions taxable to the stockholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns will be included with your form 1099-DIV to be received under separate cover in January 2020.

Privacy Policy

This privacy notice is not a part of the shareholder report.

The Mexico Fund, Inc. appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law.

We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

Collection of Information

We collect Information about you from the following sources:

•Information we receive from you on applications or other forms;

•Information about your transactions with us; and

•Information, if any, we receive from a consumer reporting agency.

Disclosure of Information

We do not disclose any Information about our customers or former customers to third parties, except as permitted by law. We may disclose all of the Information we collect, as described above, to companies that perform Fund accounting and/or marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

Access to Information

We restrict access to your Information except to the extent necessary to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your Information.

Our privacy policy applies only to those individual investors who have a direct customer relationship with us. If you are an individual stockholder of record of the Fund, we consider you to be a customer of the Fund. Stockholders purchasing or owning shares of the Fund through their bank, broker or other financial institution should consult that financial institution’s privacy policy. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policy may apply to you and the Fund’s may not.

Item 2.	Code of Ethics.

(a)           The Board of Directors of the Registrant adopted a Code of Ethics on September 17, 2003, as amended and restated May 20. 2014, applicable to the principal executive officer and senior financial officers of the Registrant which is designed to deter wrongdoing and to promote:

(A)        honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(B)       full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

(C)       compliance with applicable governmental laws, rules and regulations;

(D)       prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

(E)       accountability for adherence to the Code of Ethics.

(c)           During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)           Not applicable.

(f)           The Registrant has posted the text of the code of ethics adopted in 2(a) above on its Internet website at www.themexicofund.com under the heading “Publications—Corporate Governance/Legal.”

Item 3.	Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that Marc J. Shapiro qualifies as the Registrant’s “audit committee financial expert” as such term is interpreted in the Instructions to this Item 3. Mr. Shapiro is a member of the Registrant’s audit committee and is an “independent” director as interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d).

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year 2018	$141,000	$0	$27,300	$0
Fiscal Year 2019	$105,750	$0	$20,850	$0

All fees described above were pre-approved by the Registrant’s Audit Committee.

(e)(1) Below are the Registrant’s Pre-Approval Policies and Procedures.

PRE-APPROVAL POLICIES AND PROCEDURES

as adopted by the

AUDIT COMMITTEE

of

THE MEXICO FUND, INC. (“FUND”)

The Sarbanes-Oxley Act of 2002 (“Act”) and rules adopted by the Securities and Exchange Commission (“SEC”) require that the Fund’s Audit Committee pre-approve all audit services and non-audit services provided to the Fund by its independent accountant (“Auditor”).1 The Act and such SEC rules also require that the Fund’s Audit Committee pre-approve all non-audit services provided by the Auditor to (i) the Fund’s investment adviser, and (ii) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund (these entities are known as “Service Affiliates”) if the engagement for such entities relates directly to the operations and financial reporting of the Fund (“Covered Non-Audit Services”).2 At this time, the Fund has only one Service Affiliate, Impulsora del Fondo México, SC (“Impulsora”) so references to Service Affiliates throughout the procedures encompasses only Impulsora at this time.

[1]	The term “Auditor,” as used in these procedures, means the firm engaged to provide the Fund with services listed in Appendix A.

[2]	Examples of types of non-audit services that may be provided to the Fund or a Service Affiliate are listed in Appendix B. Note that applicable law also prohibits the provision of certain services by the Auditor to entities in the “investment company complex.” The “investment company complex” includes Service Affiliates and other entities. These prohibited services are listed in Appendix C. Investment Company Complex Entities are also listed in Appendix C.

The following policies and procedures govern the ways in which the Fund’s Audit Committee will consider the pre-approval of audit and non-audit services that the Auditor provides to the Fund, and Covered Non-Audit Services that the Auditor proposes to provide to Service Affiliates.3 These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to any services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with applicable legal requirements for pre-approval, and also provide a mechanism by which management of the Fund and any Service Affiliates may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

The following policies and procedures are adopted by the Audit Committee of the Fund.

A.	General

1.	The Audit Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Fund.

2.	The Audit Committee must pre-approve any engagement of the Auditor to provide Covered Non-Audit Services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Fund.

B.	Pre-Approval of Audit Services to the Fund

1.	The Audit Committee shall approve the engagement of the Fund’s Auditor for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member. (See Section D below.) In approving the Engagement, the Audit Committee shall obtain, review and consider information concerning the proposed Auditor sufficient to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Fund will receive.

2.	The Audit Committee shall report to the Fund’s board of directors (“Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.	Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) (“Independent Directors”).

[3]	Unless otherwise indicated by the context, the term “non-audit services” herein includes Covered Non-Audit Services for Impulsora, as well as non-audit services for the Fund.

C.	Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – by Types or Categories of Services

1.	The Audit Committee may pre-approve the provision of types or categories of non-audit services for the Fund and Covered Non-Audit Services for Service Affiliates pursuant to this Section C.

2.	Annually, at such time as the Audit Committee considers the Engagement of the Auditor, management of the Fund and of any Service Affiliates, in consultation with the Auditor, shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Fund expects to request from the Auditor during the fiscal year; and (b) a list of those types of Covered Non-Audit Services that Services Affiliates expect to request from the Auditor during the fiscal year.

3.	The lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

4.	The Audit Committee, after appropriate consideration of such information as it deems relevant, may pre-approve a non-audit service that is not a prohibited service (see Appendix C) if it specifically finds that the provision of such service is consistent with, and will not impair, the ongoing independence of the Auditor (the “Standard for Pre-Approval”). In connection with any such pre-approval, the Audit Committee may set such limits on fees and other conditions as it believes to be appropriate.

5.	The Audit Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Fund to utilize the Auditor for services qualifying within the types of non-audit services so pre-approved, if needed or desired during the fiscal year, subject to such conditions as may have been set by the Audit Committee.

6.	Fund management will distribute a list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Audit Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – Project-by-Project Basis

1.	Non-audit services may be pre-approved on a project-by-project basis pursuant to this Section D, subject to the Standard for Pre-Approval in Section C.

2.	The Audit Committee, from time to time, may, by resolution, designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, (i) any non-audit services proposed to be provided to the Fund that have not been pre-approved in accordance with these Procedures, (ii) any Covered Non-Audit Services proposed to be provided to any Service Affiliate, that have not been pre-approved in accordance with these Procedures and (iii) any proposed material change in the nature or cost of any non-audit service, including any Covered Non-Audit Service, previously approved. The authority delegated to the Designated Member shall be subject to such conditions as the Audit Committee may specify by resolution from time to time.

3.	Management of the Fund or of Impulsora, in consultation with the Auditor, may submit either to the Audit Committee or to a Designated Member for its consideration and action, a pre-approval request identifying one or more non-audit service projects for the Fund or Covered Non-Audit Service projects for Impulsora, as well as any material changes proposed in a service that has been pre-approved. Any request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request. For any material change in the nature or cost of a pre-approved service, the request shall also describe reasons why the change is requested.

4.	The Audit Committee or Designated Member, as applicable, will review the requested non-audit service or proposed material change in such service in light of the Standard for Pre-Approval in Section C. If the review is by a Designated Member, such Designated Member will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested service, or any proposed material change in such service, whether to the Fund or to Impulsora; or

(b)	refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit service or proposed material change in such service, the Designated Member shall take into account any restrictions placed by the Audit Committee on his pre-approval authority.

5.	The Designated Member’s pre-approval (or pre-approval subject to conditions) of a requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for the management of the Fund or Impulsora, as the case may be, to utilize the Auditor for the non-audit service so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next regularly scheduled meeting.

E.	Covered Non-Audit Services Provided to Covered Entities Pursuant to Waiver

Note: It is generally expected that non-prohibited non-audit services, even when they do not involve significant fees, will be pre-approved in accordance with Section C or D.

1.	The Act provides a limited exception to the requirement that non-audit services (that are not prohibited services) must be pre-approved. This exception is designed to prevent the disqualification of the Auditor due to a minor oversight and is to be used only rarely and only if each of the following conditions is satisfied:

(a)	The aggregate fees and costs of all non-audit services (including Covered Non-Audit Services) that, but for the limited exception provided by this Section E, would require pre-approval by the Audit Committee constitutes no more than five percent of the total fees and costs paid by the Fund and Service Affiliates to the Auditor during the fiscal year during which such non-audit services are provided;

(b)	At the time of the engagement for such services, the Fund did not recognize that the services were “non-audit services” that required pre-approval; and

(c)	Each such service is (i) brought promptly to the attention of the Audit Committee, (ii) is approved prior to the completion of the audit by the Audit Committee or a Designated Member, in accordance with the Standard for Pre-Approval set forth in Section C and (iii) is approved based upon a determination that the service is eligible for the waiver provided by this Section E.

F.	Amendment; Annual Review

1.	The Audit Committee may amend these procedures from time to time.

2.	These procedures shall be reviewed annually by the Audit Committee.

G.	Recordkeeping

1.	The Fund shall maintain a written record of all decisions made by the Audit Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting material.

2.	In connection with the approval of any non-audit service pursuant to the de minimis exception provided in Section E of these procedures, a record shall be made indicating that each of the conditions for this exception has been satisfied.

3.	A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraph 1 and 2 of this Section G shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

As amended and restated through September 20, 2005

APPENDIX A

AUDIT SERVICES

For purposes of these Procedures, “audit services” include the following activities:

1.	Annual audit of the Fund’s financial statements and quarterly reviews.

2.	Other procedures, including review of tax provisions, that need to be performed by the Auditor in order to provide an opinion on the Fund’s financial statements, including tests performed to evaluate the Fund’s internal control systems, review of information systems and procedures.

3.	Preparation of the Auditor’s report on the Fund’s internal controls for financial reporting, and related procedures.

4.	Services that generally only the Auditor can provide, such as consents, comfort letters, assistance with and review of documents filed with the SEC, and statutory audits.

APPENDIX B

NON-AUDIT SERVICES

For purposes of these Procedures, the following services are “non-audit services.” If the services would be provided to a Service Affiliate and the engagement would relate directly to the operations and financial reporting of the Fund, these services would be Covered Non-Audit Services and, if not prohibited, are subject to the pre-approval requirements of these Procedures.

Audit-Related Services (traditionally performed by the firm engaged as Auditor)

1.       Audit of an employee benefit plan.

2.       Due diligence procedures related to mergers and acquisitions.

3.       Review of internal controls.

4.       Consultations concerning financial accounting and reporting standards.

Tax Services

1.       Tax compliance services, including preparation of tax returns.

2.       Tax planning and advice.

Other Non-Audit Services

1.       Advisory and consultation services.

2.       Other non-audit services not listed above.

APPENDIX C

PROHIBITED SERVICES

In considering whether to pre-approve a service, the Audit Committee should be aware that the Auditor is prohibited from providing certain services to any Investment Company Complex Entity, subject to limited exceptions noted below. Investment Company Complex Entities include:

1.	The Fund, its investment manager and investment adviser;
2.	Any entity controlling, controlled by the Fund’s investment manager or investment adviser, and any entity under common control with the Fund’s investment manager or investment adviser if such entity (a) is an investment manager or investment adviser, or (b) is in the business of providing administrative, custodian, underwriting, or transfer agent services to any investment company or investment adviser; and
3.	Any investment company (including entities that would be investment companies but for the exclusions provided by Section 3(c) of the Investment Company Act of 1940) advised by the Fund’s investment manager or investment adviser or by an entity in paragraph 2, above.

Note:	The term “investment adviser” for this purpose does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser.

The following entities are “Investment Company Complex Entities.”

Impulsora del Fondo México, SC

The following services may not be provided by the Fund’s Auditor to an Investment Company Complex Entity, subject to the exceptions noted:

1.	Bookkeeping or other services related to the accounting records or financial statements of an Investment Company Complex Entity, including;

○	Maintaining or preparing the accounting records for an Investment Company Complex Entity;

○	Preparing an Investment Company Complex Entity’s financial statements that are filed with the Securities Exchange Commission (“SEC”), or that form the basis that form the basis for such financial statements; or

○	Preparing or originating source data underlying an Investment Company Complex Entity’s financial statements.

2.	Financial information systems design and implementation, including:

○	Directly or indirectly operating, or supervising the operation of, an Investment Company Complex Entity’s information system or managing an Investment Company Complex Entity’s local area network.

○	Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to an Investment Company Complex Entity’s financial statements or other financial information systems taken as a whole.

3.	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

4.	Actuarial services.

This category includes any actuarially-oriented advisory service involving the determination of amounts recorded in an Investment Company Complex Entity’s financial statements and related accounts. This prohibition does not apply to providing assistance to an Investment Company Complex Entity in understanding the methods, models, assumptions, and inputs used in computing an amount.

5.	Internal audit outsourcing services.

This category includes any internal audit service for an Investment Company Complex Entity that has been outsourced by the Investment Company Complex Entity that relates to the Investment Company Complex Entity’s internal accounting controls, financial systems, or financial statements.

Exception: The foregoing services 1-5 may be provided if the Audit Committee reasonably concludes that the results of these services will not be subject to audit procedures during an audit of an Investment Company Complex Entity’s financial statements.

6.	Management functions.

This category includes acting, temporarily or permanently, as a director, officer, or employee of an Investment Company Complex Entity, or performing any decision-making, supervisory, or ongoing monitoring function for an Investment Company Complex Entity.

7.	Human resources.

Services in this category are:

○	searching for or seeking out prospective candidates for managerial, executive, or director positions;
○	engaging in psychological testing, or other formal testing or evaluation programs;
○	undertaking reference checks of prospective candidates for an executive or director position;
○	acting as a negotiator on behalf of an Investment Company Complex Entity, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or

○	recommending, or advising an Investment Company Complex Entity to hire, a specific candidate for a specific job (except that the Fund’s independent accountant may, upon request by an Investment Company Complex Entity, interview candidates and advise the Investment Company Complex Entity on the candidate’s competence for financial accounting, administrative, or control positions).

8.	Broker-dealer, investment adviser, or investment banking services.

Services in this category are:

○	acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of an Investment Company Complex Entity;

○	making investment decisions on behalf of an Investment Company Complex Entity, or otherwise having discretionary authority over an audit client’s investments;

○	executing a transaction to buy or sell an audit client’s investment; or

○	having custody of assets of an Investment Company Complex Entity, such as taking temporary possession of securities purchased by an Investment Company Complex Entity.

9	Legal services.

A prohibited legal service is any service to an Investment Company Complex Entity that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

10.	Expert services unrelated to the audit.

This category includes providing an expert opinion or other expert service for an Investment Company Complex Entity, or an Investment Company Complex Entity’s legal representative, for the purpose of advocating an Investment Company Complex Entity’s interests in litigation or in a regulatory or administrative proceeding or investigation. This prohibition is not applicable to cases in which the Fund’s independent accountant provides a factual account, including testimony, of work performed, or explains the positions taken or conclusions reached during the performance of any services provided by the accountant to an Investment Company Complex Entity.

APPENDIX D

SERVICE AFFILIATES

Any non-prohibited Covered Non-Audit Service provided to the following entities must be pre-approved as provided in these Procedures:

Impulsora del Fondo México, SC, as Investment Adviser to the Fund.

Item 4 (cont’d)

(e)(2)	All services relating to the fees billed as disclosed in Items 4(a) through (d) were pre-approved by the Audit Committee.

(f)	Not applicable.

(g)	None

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are all of the Directors of the Registrant, except for Mr. Alberto Osorio.

Item 6.	Schedule of Investments.

This schedule is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has adopted the following proxy voting policies and procedures.

THE MEXICO FUND, INC.

PROXY VOTING POLICY AND Procedures

I.	Statement of Policy

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by The Mexico Fund, Inc. (the “Fund”) and by the Board of Directors (“Board”) of the Fund with respect to voting securities held by the Funds. These Policies and Procedures are adopted to ensure compliance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the “1940 Act”) and other applicable obligations of the Fund under the rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff (“Staff”). It is the policy of the Fund to seek to assure that proxies received by the Fund are voted in the best interests of the Fund’s stockholders.

II.	Definitions

A.       “Best interests of Fund stockholders” - means stockholders’ best economic interest over the long term, i.e., the common interest that all stockholders have in seeing the value of a common investment increase over time. Stockholders may have differing political or social interests, but their best economic interest is generally uniform.

B.       “Conflict of interest” - means circumstances when a proxy vote presents a conflict between the interests of Fund stockholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other, in how proxies are voted. In practical terms, these circumstances generally would arise when the Fund’s investment adviser knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a material conflict between its own interests and the interests of stockholders in how proxies of that issuer are voted. A conflict might exist in circumstances when the Fund’s investment adviser has actual knowledge of a material business arrangement between a particular proxy issuer (or closely affiliated entity) and the parent company or a corporate affiliate of the Fund’s investment adviser.

III.	Delegation of Responsibility for Proxy Voting

A.       The Fund’s Board annually evaluates the Fund’s contract with its investment adviser, and decides whether to renew the contract. This process gives the Fund an annual opportunity to ensure that investment adviser’s investment philosophy is generally consistent with its investment objectives and the best economic interests of its stockholders.

B.       Investment decisions for the Fund should generally be consistent with its investment adviser’s philosophy, subject to the investment objective and policies of the Fund and the best economic interests of the Fund’s stockholders In proxy voting decisions, as in other investment decisions, the Fund’s investment adviser is in the best position to determine whether a particular proxy proposal is consistent with its philosophy, and therefore generally consistent with the investment objectives and policies of the Fund and the best economic interests of Fund stockholders.

C.       Accordingly, the Fund has chosen to delegate all responsibility for proxy voting to its investment adviser, provided that the Fund’s Board has the opportunity to periodically review and approve its proxy voting policies and any material amendments (and that the policies contains provisions to address any conflicts of interest as described below). Under this delegation, the investment adviser may vote, abstain from voting, or take no action on proxies for the Fund in any manner consistent with its proxy voting policies (subject to provisions for addressing conflicts of interest). The Fund may revoke all or part of such delegation at any time by a vote of its Board. In the event that the Fund revokes the delegation of proxy voting responsibility to the investment adviser, the Fund will assume full responsibility for ensuring that proxies are voted in the best interest of its stockholders, and will promptly notify stockholders of the revocation. Thereafter, the Fund will vote proxies of portfolio companies consistently with the policies of the investment adviser, or develop its own basis for voting on particular matters.

D.       This delegation generally applies to all proxy voting matters on which the Fund may vote, such as corporate governance matters; changes to capital structure, including increases and decreases of capital and preferred stock issuance; stock option plans and other management compensation issues; and social and corporate responsibility issues. This delegation permits the investment adviser to vote (or abstain from voting or take no action on) proxies relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted, and to vote based on the decisions of the investment adviser or on provisions of the investment adviser’s proxy policies that may support or give weight to the views of management of a portfolio company.

IV.	Conflicts of Interest

A.       The Fund recognizes that in unusual circumstances, a conflict of interest in how proxies are voted may appear to exist, such as when its investment adviser knowingly does business with a particular proxy issuer or closely affiliated entity or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity, and the adviser’s parent or an affiliated subsidiary.

B.       In those circumstances, to avoid any appearance concerns, the Fund believes it is appropriate for the investment adviser to follow an alternative voting procedure rather than to vote proxies in the investment adviser’s sole discretion. Some examples of acceptable alternative voting procedures for resolving conflicts of interest include the following:

(1) Causing the proxies to be voted in accordance with the recommendations of an independent service provider, if available, that the investment adviser may use to assist it in voting proxies;

(2) Notifying the Fund’s Board, a designated Board committee or a representative of either, of the conflict of interest and seeking a waiver of the conflict to permit the investment adviser to vote the proxies as it chooses under its usual policy; or

(3) Forwarding the proxies to the Fund’s Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself.

C.       The Fund generally delegates all responsibility for resolving conflicts of interest to the Fund’s investment adviser, provided that the investment adviser’s proxy voting policy (as approved by the Fund’s Board) includes acceptable alternative voting procedures for resolving material conflicts of interest, such as the procedures described above. Under this delegation, the investment adviser may resolve conflicts of interest in any reasonable manner consistent with the alternative voting procedures described in its proxy voting policy. The Fund may revoke all or part of this delegation at any time by a vote of its Board. In the event that the Fund revokes the delegation of responsibility for resolving conflicts of interest to the investment adviser, the Fund will seek to resolve any conflicts of interest in the best interest of stockholders. In doing so, the Fund may follow any of the procedures described in Paragraph IV.B., above.

V.	Disclosure of Policy or Description/Proxy Voting Record

A.       The Fund will disclose its proxy voting policy or a description of it (and the investment adviser’s proxy voting policy, or a description of them), in the Fund’s annual report on Form N-CSR. The Fund will disclose that this proxy voting policy or a description of it (and the investment adviser’s proxy voting policy or a description) is available without charge, upon request, (i) by calling, a toll-free (or collect) telephone number, (ii) on the Fund’s website; and (iii) on the SEC’s website at www.sec.gov. Upon any request for a proxy voting policy or description of it, the policy or the description (or a copy of the most recent annual report containing the policy or description) will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

B.       The Fund also will disclose in its annual report that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30, without charge, upon request, (i) by calling, a toll-free (or collect) telephone number, or on or through the Fund’s website or both; and (ii) on the SEC’s website at http://www.sec.gov. Upon any request for the Fund’s proxy voting record, a copy of the information disclosed in its most recent Form N-PX will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

C.       The Fund will file Form N-PX, completed and signed in the manner required, containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC.

D.       The Fund will disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any stockholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

●	The name of the issuer of the portfolio security;
●	The exchange ticker symbol of the portfolio security except to the extent not available through reasonably practicable means;
●	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security except to the extent not available through reasonably practicable means;
●	The stockholder meeting date;
●	A brief identification of the matter voted on;
●	Whether the matter was proposed by the issuer or by a security holder;
●	Whether the Fund cast its vote on the matter;
●	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
●	Whether the Fund cast its vote for or against management.

Adopted effective June 9, 2003.

Amended June 8, 2018.

IMPULSORA DEL FONDO MÉXICO, SC

PROXY VOTING POLICIES AND PROCEDURES

I.	Introduction

To comply with the Rule 206(4)-6 and certain provisions of Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable fiduciary obligations under rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) and interpretations of its staff, Impulsora del Fondo México, SC (the “Adviser”) has adopted these Proxy Voting Policies and Procedures.

In developing the Proxy Voting Policies and Procedures, the Adviser has taken into account the substantial differences between proxy voting at stockholders’ meetings held in the United States of America and proxy voting in Mexico. The Proxy Voting Policies and Procedures are reasonably designed to ensure that proxies are voted in the best interests of The Mexico Fund, Inc. (the “Fund”) and its stockholders, in accordance with the Adviser’s fiduciary duties and Rule 206(4)-6 under the Advisers Act. “Best interests” means the Fund’s best economic interest over the long term, that is, the common interest that all clients of an investment adviser share in seeing the value of a common investment increase over time.

These Proxy Voting Policies and Procedures incorporate the principles and guidance set forth in Investment Advisers Act Release No. IA-2106 for investment advisers and IC-25922 for investment companies to the extent applicable to the Fund. These Proxy Voting Policies and Procedures shall be reviewed by the Board of the Adviser annually and may be amended as required to comply with applicable law and to reflect changes in proxy voting and stockholders’ meetings in Mexico.

II.	Stockholders’ Meetings and Proxy Voting in Mexico

In Mexico, issuers typically do not send proxy voting materials to their stockholders. A stockholders’ meeting is called through the publication of the call and the agenda in a major newspaper in Mexico or the Official Bulletin. The calls are issued by the Board of Directors of the issuers and, occasionally by the Statutory Auditors. The only information disclosed to stockholders is the Agenda for the meeting. Materials addressing some of the topics included in the Agenda are generally available at the offices of the issuer.

Stockholders’ meetings in Mexico are considered Ordinary, Extraordinary or Special depending on the topics that are submitted for approval.

Annual Ordinary Stockholders’ meetings are called for the purpose of: (i) approving the Annual Report of the Board of Directors to stockholders, which includes the audited Annual Financial Statements; (ii) declaring dividends; (iii) electing Directors and other Officers and (iv) approving the compensation to Directors and other Officers.

Extraordinary Stockholder meetings are called to address topics such as dissolution and liquidation of the corporation, increase or reduction of the capital stock, transformation, merger or spin-up, issuance of preferential stock or bonds and amendment to the issuers By-laws. Special meetings are called to adopt resolutions on issues that require a vote from a particular Series or Class of shares.

There is no proxy solicitation effort as in the United States of America. Typically, there is only one call approved by the Board of Directors or Statutory Auditors for each stockholders’ meeting.

III.	Policies (Principles)

A.       The Adviser has the fiduciary obligation to vote at the stockholders’ meetings called by the issuers of securities held in the portfolio of its clients. It must be noted, though, that some portfolio holdings are of Series “A” shares which do not have voting power. In these cases, the Adviser only attends stockholders’ meetings as an observer.

B.       The Adviser must exercise its voting authority in the best interests of its client and must not subrogate a client’s interest to its own.

C.       The Adviser must monitor corporate events relating to issuers in which it has invested client assets and seek to obtain all relevant information about its investments for a client.

D.       In accordance with the procedures specified below, the Adviser must identify the cases when it may be faced with a potential material conflict of interest in voting shares of portfolio investments in the best interest of its clients. A “material conflict of interest” may exist when the Adviser or its representatives knowingly does business or is otherwise associated with a particular issuer or closely affiliated entity of the issuer in which client assets are invested, which may appear to create a material conflict between the interests of the Adviser and the interests of the client in how proxies are voted. At this time, since the Fund is the Adviser’s only client, potential conflicts of interest could arise where affiliated persons of the Fund or the Adviser have a significant investment in the securities (5% or more of the outstanding securities), or are directors, officers or employees, of a given issuer in which the Fund is invested. Whether such a conflict is material will depend on the facts and circumstances involved.

E.       If a potential material conflict of interest exists, the Adviser must exercise its voting authority after careful investigation and research of the issues involved in accordance with the procedures mentioned below. The Adviser could consult with third parties in the cases where the information available is insufficient to make a final judgment on how to vote the securities. In exceptional cases, the Adviser could make the determination that not voting the securities is, under the circumstances, in the best interest of its client.

IV.	Proxy Voting Procedures

A.       The Adviser’s Compliance Officer (“Vigilante Propietario”) will have the responsibility of monitoring corporate events of all of the issuers in a client’s investment portfolio. The Adviser’s Compliance Officer is responsible for (1) implementing and updating these policies and procedures; (2) overseeing the proxy voting process; (3) consulting with the portfolio manager for the relevant portfolio security; and (4) overseeing voting execution and recordkeeping.

B.       The Adviser’s Compliance Officer will have the responsibility to obtain all necessary information on the issuer and on the topics included in the Agenda, once a call for any stockholders’ meeting is published in accordance with Mexican law.

C.       The Adviser’s Compliance Officer will identify in which cases, in exercising voting rights, the Adviser could be faced with a potential material conflict of interest. When a material conflict of interest between the Adviser and a client appears to exist, the Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these policies and procedures if it involves little or no discretion (i.e., if it is a routine matter); (2) vote as recommended by an independent third party, if available, which has no knowledge of the nature of the material conflict of interest or does not itself have a material conflict of interest; (3) erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; or (4) if possible, notify the client of the material conflict of interest and seek a waiver of the conflict.

D.       The Adviser’s general voting philosophy is as follows:

1) Support existing management on votes on the financial statements of the issuer and the election of the Board of Directors;

2) Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

3) Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of dividends.

E.       If in the opinion of the Adviser’s Compliance Officer the matters included in the Agenda are of an extraordinary nature, or an Extraordinary or Special Meeting has been called, he will need to further investigate and analyze all the information and documentation on the subject matter that is available. In this process, he will consult with other officers of the Adviser, and the Adviser’s and client’s outside legal counsel if necessary, to reach a decision as to how to vote. Such matters will be voted on a case by case basis. Matters which are considered to be of an extraordinary nature include, but are not limited to, delisting of the securities of an issuer in which the Fund has invested from the Bolsa, mergers, spinoffs, and liquidation and dissolution involving an issuer in which the Fund has invested.

F.       The Adviser may take a limited role in voting proxies, including abstention or not voting a proxy under the following circumstances:

(1) where the effect on stockholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant;

(2) where the costs of voting the proxy are prohibitive; and

(3) in some cases, if the securities are on loan.

V.	Disclosure

A.       The Adviser will disclose to the Fund and any other clients in the United States its Proxy Voting Policies and Procedures and provide a copy upon request.

B.       The Adviser will provide all necessary information to the Fund, for compliance with its Form N-PX filing on a timely basis.

C.        Upon written request from a client, the Adviser will make available a record of how the Adviser voted proxies relating to portfolio securities during the most recent twelve month period ended June 30.

VI.	Records

A.       The Adviser will maintain records of all proxies voted.

B.       As required by Rule 204-2(c), such records will include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written request for proxy voting records and the Adviser’s written response to any client request for such records.

C.       Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Adviser.

VII.	Review of Policies and Procedures

These policies and procedures will be subject to review on an annual basis, or more frequently, if deemed appropriate by the Adviser.

VIII.	Effective Date

These Proxy Voting Policies and Procedures of the Adviser are effective as of June 19, 2003.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) A committee of persons associated with the Fund or the Investment Adviser of the Fund (the “Portfolio Management Committee”) is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Below is a table reflecting the information requested for each member of the Portfolio Management Committee. This information is current as of October 31, 2019.

Name	Title with Investment Adviser	Length of Service with Investment Adviser	Business Experience During Past 5 Years	Role on Portfolio Management Committee
Alberto Osorio Morales	Director General and Chairman of the Board	Since 1991	Mr. Osorio currently serves as Director General and Chairman of the Board of the Fund’s Investment Adviser, Impulsora del Fondo México, S.C. He has been an employee of the Adviser since 1991.	Mr. Osorio oversees the full operation of the Fund’s Investment Adviser, and any determinations made by the Portfolio Management Committee.

Name	Title with Investment Adviser	Length of Service with Investment Adviser	Business Experience During Past 5 Years	Role on Portfolio Management Committee
Alberto Gómez Pimienta	Director of Finance	Since 2009	Mr. Alberto Gómez Pimienta has served as Finance Director of the Fund’s Investment Adviser, Impulsora del Fondo México, S.C. since March 2014 and has been an employee of the Adviser since 2009.	Mr. Gómez Pimienta participates in the investment decision-making processes of the Portfolio Management Committee. He also oversees the analysis of financial and quantitative information of equity issuers listed on the Bolsa Mexicana de Valores (Mexican Stock Exchange), and makes recommendations to the Committee regarding purchases or sales of portfolio securities.

(a)(2)	Not applicable.

(a)(3)	Compensation.

Components of compensation.

As of October 31, 2019, all of the individuals identified in the table above in response to paragraph (a)(1) are compensated through a base salary and a variable bonus that is paid in December of each year. There are no deferred compensation or pension/retirement plans. All of the individuals identified in the table above in response to paragraph (a)(1) participate in a stock option plan maintained by the Investment Adviser.

Criteria on which compensation is based.

The base salary of the individuals identified in the table above in response to paragraph (a)(1) is fixed, and is generally adjusted on an annual basis at a rate similar to the inflation rate in Mexico. Experience and level of responsibility held within the Investment Adviser are taken into account in determining the base salary of each individual.

The annual bonus is calculated as a fixed amount to be agreed by Impulsora’s Board of Directors when authorizing Impulsora’s annual budget, plus an adjustment to be calculated at the end of the year, equivalent to 45% of the fee income in excess of the budgeted amount.

The Investment Adviser has a Compensation Committee whose members are appointed by its Board of Directors. The formula utilized to calculate the annual bonus was adopted by the Compensation Committee and ratified by the Board of Directors of the Investment Adviser. There are no other benchmarks or variables utilized to calculate compensation to the individuals identified in the table above in response to paragraph (a)(1).

(a)(4) Dollar Range of Equity Securities Beneficially Owned.

As of the end of the Fund’s most recently completed fiscal year, October 31, 2019, Mr. Osorio was the beneficial owner of over $1,000,000 of equity securities of the Fund. None of the other individuals identified in the table above in response to paragraph (a)(1) had beneficial ownership of any equity securities of the Fund.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES
Period from May 1, 2019 to October 31, 2019(A)	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month # 1
May 1, 2019 to May 31, 2019	0	N/A	0	1,500,522
Month # 2
June 1, 2019 to June 30, 2019	0	N/A	0	1,500,522
Month # 3
July 1, 2019 to July 31, 2019	0	N/A	0	1,500,522
Month # 4
August 1, 2019 to August 31, 2019	0	N/A	0	1,500,522
Month # 5
September 1, 2019 to September 30, 2019	0	N/A	0	1,500,522
Month # 6
October 1, 2019 to October 31, 2019	0	N/A	0	1,500,522
Total	0	N/A	0	1,500,522

(A) Under its open market share repurchase policy, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to NAV.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported on a timely basis.

(b)

At the date of filing of this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

Not applicable. The Registrant did not engage in securities lending activities during its most recent fiscal year.

(b)

Not applicable. The Registrant did not engage in securities lending activities during its most recent fiscal year.

Item 13.	Exhibits.

(a)(1)

Not applicable.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 of the Investment Company Act of 1940, as amended, is filed herewith as Exhibit 99.CERT.

(b)

A certification of the principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith as Exhibit 99.906CERT.

(c)

A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Plan since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2), as required by the terms of the Fund’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MEXICO FUND, INC.

By*	/s/ Alberto Osorio
Alberto Osorio
President and Principal Executive Officer

Date: December 18, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*	/s/ Alberto Osorio
Alberto Osorio
President and Principal Executive Officer

Date: December 18, 2019

By*	/s/ Alberto Gómez Pimienta
Alberto Gómez Pimienta
Treasurer

Date: December 18, 2019

* Print the name and title of each signing officer under his or her signature.